November 9, 2015

SHENKMAN FLOATING RATE HIGH INCOME FUND

Institutional Class	SFHIX

A series of Advisors Series Trust

Supplement to the Summary Prospectus dated January 28, 2015

The first paragraph on page 1 of the Summary Prospectus is deleted and replaced with the following:

“Before you invest, you may want to review the Shenkman Floating Rate High Income Fund’s (the “Floating Rate Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Floating Rate Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated November 9, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Floating Rate Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Floating Rate Fund online at http://www.shenkmancapital.com/mutual-funds.  You can also get this information at no cost by calling 1-855-SHENKMAN (1-855-743-6562) or by sending an email request to marketing@shenkmanfunds.com.”

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Please retain this Supplement with the Summary Prospectus